The PNC Financial Services Group, Inc. Annual Meeting of Shareholders April 22, 2008 LEADERSHIP. EXECUTION. INNOVATION. DISCIPLINE. Exhibit 99.1

LEADERSHIP. EXECUTION. INNOVATION. DISCIPLINE. James E. Rohr Chairman and Chief Executive Officer * *

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding these factors in our 2007 Form 10-K, including in the Risk Factors and Risk
Management sections, and in our other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at
www.pnc.com/secfilings).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of the deconsolidation of BlackRock near the end of third quarter 2006 and the impact of certain types of items. Adjusted results reflect, as applicable, the following types of adjustments: (1) 2006 and earlier periods reflect the impact of the deconsolidation of BlackRock by adjusting as if we had recorded our BlackRock investment on the equity method prior to its deconsolidation; (2) adjusting 2006 periods, as applicable, to exclude the impact of the third quarter 2006 gain on the
BlackRock/MLIM transaction and losses on the repositioning of PNC’s securities and mortgage loan portfolios; (3) adjusting fourth quarter 2006 and
2007 periods to exclude the net mark-to-market adjustments on PNC’s remaining BlackRock LTIP shares obligation and, as applicable, the gain PNC recognized in first quarter 2007 in connection with the company’s transfer of BlackRock shares to satisfy a portion of its BlackRock LTIP shares obligation; (4) adjusting 2007 and 2006 periods to exclude, as applicable, integration costs related to acquisitions and to the BlackRock/MLIM transaction; (5) adjusting 2007 periods, as applicable, for the fourth quarter 2007 Visa litigation charge; and (6) adjusting, as appropriate, for the tax impact of these adjustments. We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement and balance sheet. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations. While we have not provided other adjustments for the periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to the amount of the adjustments shown.
In certain discussions, we may also provide revenue information on a taxable-equivalent basis by increasing the interest income earned on tax-
exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Delivered solid client growth
Revenue growth exceeded expense
growth, on an adjusted
basis¹
Asset quality strong
Successfully integrated Mercantile
Effectively deployed capital
Well-positioned for the future
2007 Highlights
Shareholders Customers
Community Employees
PNC’s Culture is Built on Our
Commitment to Our Constituencies.
(1) As adjusted revenue change 18%, expense change 15%.  As reported revenue change (22%), expense change (3%).  Adjusted amounts are reconciled to GAAP amount in the Appendix.

2005 2006 2007 2005 2006 2007 2005 2006 2007
Revenue
Year End Assets Net Income
(1) As adjusted.  As reported revenue CAGR 3%; net income CAGR 5%.  Adjusted amounts are reconciled to GAAP amount in the Appendix.
$92B
$102B
$139B
$6.8B
(as adjusted,
$6.7B as
reported)
$5.8B
(as adjusted,
$8.6B as
reported)
$5.3B
(as adjusted,
$6.3B as
reported)
$1.7B
(as adjusted,
$1.5B as
reported)
$1.5B
(as adjusted,
$2.6B as
reported)
$1.3B
(as adjusted,
$1.3B as
reported)
Executing on Our Strategies Delivers Executing on Our Strategies Delivers
Strong Growth. Strong Growth.
Key Performance Measures

Stock Performance
50%
60%
70%
80%
90%
100%
110%
120%
12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08
12/31/06 closing price equals base for indexing.
Peer Group represents average of super-regional banks identified in the Appendix.
S&P 500
Peer
Group
Strong Growth Delivers Better Relative Strong Growth Delivers Better Relative
Stock Performance. Stock Performance.
4/18/08

First Quarter 2008
Executing on Our Strategies Leaves Us
Well-Positioned for the Future.
Delivered solid results
- Net income of $377 million, earnings per diluted share of $1.09
Posted strong revenue growth despite market volatility
Created positive operating leverage
Maintained a well-positioned balance sheet
Asset quality performing as expected
Increased our 2008 dividend 5%
Building our Tier 1 capital ratio

Cautionary Statement Regarding Forward-Looking
Information
Appendix
We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the
Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,”
“intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our Form 10-K for the year ended December 31, 2007, including in the Risk Factors and Risk Management sections of that report, and in our other SEC reports. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate.  In particular, our businesses and financial results may be impacted by:
•Changes in interest rates and valuations in the debt, equity and other financial markets.
•Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
•Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
•Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
•Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•A continuation of recent turbulence in significant portions of the global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting the economy generally.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low through 2008 with continued wide market credit spreads and that national economic conditions currently point toward a mild recession.
•Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund certain BlackRock long-term incentive plan (“LTIP”) programs, as our LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include: (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, education lending, and the protection of confidential customer information; and (e)
changes in accounting policies and principles.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
We grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks in addition to those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas. As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs arising as a result of those issues. Our recent acquisition of Sterling Financial Corporation (“Sterling”) presents regulatory and litigation risk, as a result of financial irregularities at Sterling’s commercial finance subsidiary, that may impact our financial results.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31, 2007 PNC PNC
In millions As Reported  Adjustments (a) As Adjusted
Net interest income $2,915 $2,915
Noninterest income 3,790 $131 3,921
Total revenue 6,705 131 6,836
Provision for credit losses 315 (45) 270
Noninterest expense 4,296 (184) 4,112
Income before income taxes 2,094 360 2,454
Income taxes 627 125 752
Net income $1,467 $235 $1,702
BlackRock
For the year ended December 31, 2006 PNC Deconsolidation and BlackRock PNC
In millions As Reported Adjustments (a) Other Adjustments Equity Method As Adjusted
Net interest income $2,245 $(10) $2,235
Noninterest income 6,327 $(1,812) (1,087) $144 3,572
Total revenue 8,572 (1,812) (1,097) 144 5,807
Provision for credit losses 124 124
Noninterest expense 4,443 (91) (765) 3,587
Income before minority interest and income taxes 4,005 (1,721) (332) 144 2,096
Minority interest in income of BlackRock 47 18 (65)
Income taxes 1,363 (658) (130) 7 582
Net income $2,595 $(1,081) $(137) $137 $1,514
(a) Amounts adjusted to exclude the impact of the following pretax items: (1) the gain of $83 million recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our BlackRock LTIP shares obligation, (2) the net mark-to-market adjustment totaling $210 million on our remaining BlackRock LTIP shares obligation, (3) acquisition integration costs totaling $151 million, and (4) Visa indemnification charge of $82 million. The net tax impact of these items is reflected in the adjustment to income taxes.
(a) Includes the impact of the following pretax items: $2,078 million gain on BlackRock/MLIM transaction, $196 million securities portfolio rebalancing loss, $101 million of BlackRock/MLIM transaction integration costs, $48 million mortgage loan portfolio repositioning loss, and $12 million net loss related to our BlackRock LTIP shares obligation. The net tax impact of these items is reflected in the adjustment to income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31, 2005 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $2,154 $(12) $2,142
Noninterest income 4,173 (1,214) $163 3,122
Total revenue 6,327                       (1,226)                           163                              5,264
Provision for credit losses 21 21
Noninterest expense 4,306 (853) 3,453
Income before minority interest and income taxes 2,000 (373) 163 1,790
Minority interest in income of BlackRock 71 (71)
Income taxes 604 (150) 11 465
   Net income $1,325 $(152) $152 $1,325
Adjusted % Change
In millions 2005 2006 2007 2005-2007 CAGR 2006-2007
Adjusted net interest income $2,142 $2,235 $2,915 17% 30%
Adjusted noninterest income 3,122 3,572 3,921 12% 10%
Adjusted total revenue 5,264 5,807 6,836 14% 18%
Adjusted noninterest expense 3,453 3,587 4,112 15%
Adjusted net income 1,325                            1,514                  1,702              13% 12%
Adjusted operating leverage 3%
Reported % Change
In millions 2005 2006 2007 2005-2007 CAGR 2006-2007
Net interest income, as reported $2,154 $2,245 $2,915 16% 30%
Noninterest income, as reported 4,173 6,327 3,790 (5%) (40%)
Total revenue, as reported 6,327 8,572 6,705 3% (22%)
Noninterest expense, as reported 4,306 4,443 4,296 (3%)
Net income, as reported 1,325                            2,595                  1,467              5% (43%)
Operating leverage, as reported (19%)
For the year ended December 31, as adjusted
For the year ended December 31, as reported

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of Super-Regional Banks
Appendix